Rational/ReSolve Adaptive Asset Allocation Fund

(the “Fund”)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

August 30, 2024

The information in this Supplement amends certain information contained in the
Fund’s Summary Prospectus dated May 1, 2024

_____________________________________________________________________________

The Fund’s primary benchmark for comparing its performance has changed from the S&P 500 Total Return Index® to the MSCI ACWI Index. Accordingly, the Average Annual Total Returns table contained under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary – Performance” is hereby replaced with the following:

Average Annual Total Returns
(For periods ended December 31, 2023)

	1 Year	5 Years[1]	10 Years[1]
Institutional Shares
Return Before Taxes	(0.46)%	5.04%	3.31%
Return After Taxes on Distributions[2]	(4.31)%	2.00%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares[2]	(0.23)%	2.78%	2.01%
	1 Year	5 Years	Since Inception of Class A and Class C (9/30/2016)
Class A Shares
Return Before Taxes	(6.40)%	3.54%	1.37%
Class C Shares
Return Before Taxes	(1.43)%	4.01%	1.48%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)(3)	22.81%	12.27%	8.48% (10 Year) 10.41% (Since 9/30/2016)
Barclay CTA Index (reflects no deduction for fees, expenses or taxes)(3)	(0.44)%	4.43%	2.40% (10 Year) 2.53% (Since 9/30/2016)
60% MSCI ACWI Index/40% Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	15.77%	7.33%	5.37% (10 Year) 6.18% (Since 9/30/2016)
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)(3)	26.29%	15.69%	12.03% (10 Year) 13.51% (Since 9/30/2016)
1

[1]	Includes the effect of performance fees paid by the investors of the Predecessor Fund.
[2]	After Tax Returns, if any, are shown for periods beginning after September 30, 2016. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for periods that commenced prior to September 30, 2016. The Predecessor Fund did not have a distribution policy.
[3]	Effective August 30, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index® to the MSCI ACWI Index because the MSCI ACWI Index is a more appropriate broad-based market index to compare the Fund’s performance

* * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds each dated May 1, 2024, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Please retain this Supplement for future reference.